UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 11, 2014
Rand Logistics, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-33345	20-1195343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 Fifth Avenue, 50th Floor, New York, New York		10110
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 644-3450

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Fourth Amended and Restated Credit Agreement

On March 11, 2014, Lower Lakes Towing Ltd (“Lower Lakes”), Lower Lakes Transportation Company (“LLTC”), Grand River Navigation Company, Inc. (“Grand River”), Black Creek Shipping Company, Inc. (“Black Creek”), each of which is an indirect wholly-owned subsidiary of Rand Logistics, Inc. (“Rand”), as borrowers, Rand LL Holdings Corp. (“Rand LL Holdings”), Rand Finance Corp. (“Rand Finance”) and Black Creek Shipping Holding Company, Inc. (“Black Creek Holdings”), each of which is a wholly-owned subsidiary of Rand, Lower Lakes Ship Repair Company Ltd. (“LLSR”) and Lower Lakes Towing (17) Ltd. (“LLT17”), each of which is a wholly-owned subsidiary of Lower Lakes, and Rand, as guarantors, General Electric Capital Corporation, as agent and Lender, and certain other lenders, entered into a Fourth Amended and Restated Credit Agreement (the “Fourth Amended and Restated Credit Agreement”), which (i) amends and restates the existing third amended and restated credit agreement to which the borrowers are a party, dated as of August 30, 2012, as the same has been amended from time to time (the “2012 Credit Agreement”), in its entirety, (ii) consolidates the existing US term loans into a single term loan, (iii) provides for certain new loans and (iv) provides working capital financing, funds for other general corporate purposes and funds for other permitted purposes.  The Fourth Amended and Restated Credit Agreement provides for (i) a revolving credit facility under which Lower Lakes may borrow up to CDN $17,500,000 with a seasonal overadvance facility of CDN $17,000,000, less the principal amount outstanding under the seasonal overadvance facility for LLTC and a swing line facility of CDN $4,000,000, subject to limitations, (ii) a revolving credit facility under which LLTC may borrow up to US $17,500,000 with a seasonal overadvance facility of US $17,000,000, less the principal amount outstanding under the seasonal overadvance facility for Lower Lakes and a swing line facility of US $50,000, subject to limitations, (iii) the continuation of an existing Canadian dollar denominated term loan facility under which Lower Lakes is obligated to the Lenders in the amount of CDN $54,881,822.82 as of the date of the Fourth Amended and Restated Credit Agreement (the “CDN Term Loan”), (iv) the modification and continuation of a US dollar denominated term loan facility under which Grand River and Black Creek are obligated to the Lenders in the amount of $55,245,546.73 as of the date of the Fourth Amended and Restated Credit Agreement (the “US Term Loan”).

Under the Fourth Amended and Restated Credit Agreement, the revolving credit facilities and swing line loans expire on April 1, 2019.  The outstanding principal amount of the CDN Term Loan borrowings will be repayable as follows: (i) quarterly payments of equal to one percent (1%) of the initial principal amount thereof commencing September 1, 2014 and (ii) a final payment in the outstanding principal amount of the CDN Term Loan upon the CDN Term Loan’s maturity on April 1, 2019.  The outstanding principal amount of the US Term Loan borrowings will be repayable as follows:  (i) quarterly payments equal to one percent (1%) of the initial principal amount thereof commencing September 1, 2014, and (iii) a final payment in the outstanding principal amount of the US Term Loan upon the US Term Loan’s maturity on April 1, 2019.

Borrowings under the Canadian revolving credit facility, the Canadian swing line facility and the CDN Term Loan will bear an interest rate per annum, at the borrowers option, equal to (i) the Canadian Prime Rate (as defined in the Fourth Amended and Restated Credit Agreement), plus 3.00% per annum or (ii) the BA Rate (as defined in the Fourth Amended and Restated Credit Agreement) plus 4.00% per annum.  Borrowings under the US revolving credit facility, the US swing line facility and the US Term Loan will bear interest, at the borrowers’ option equal to (i) LIBOR (as defined in the Fourth Amended and Restated Credit Agreement) plus 4.00% per annum, or (ii) the US Base Rate (as defined in the Fourth Amended and Restated Credit Agreement), plus 3.00% per annum.

Obligations under the Fourth Amended and Restated Credit Agreement are secured by (i) a first priority lien and security interest on all of the borrowers’ and guarantors’ assets, tangible or intangible, real, personal or mixed, existing and newly acquired, (ii) a pledge by Rand LL Holdings of all of the outstanding capital stock of the borrowers other than Black Creek and Lower Lakes, and a pledge of 65% of the outstanding capital stock of Lower Lakes; (iii) a pledge by Black Creek Holdings of all of the outstanding capital stock of Black Creek; (iv) a pledge by Lower Lakes of all of the outstanding capital stock of LLSR and LLT17 and (v) a pledge by Rand of all of the outstanding capital stock of Rand LL Holdings, Rand Finance and Black Creek Holdings.  The indebtedness of each domestic borrower under the Fourth Amended and Restated Credit Agreement is unconditionally guarantied by each other domestic borrower and by the guarantors which are domestic subsidiaries, and such guaranty is secured by a lien on substantially all of the assets of each borrower and each guarantor.  Each domestic borrower also guarantees the obligations of the Canadian borrower and each Canadian guarantor guarantees the obligations of the Canadian borrower.

Under the Fourth Amended and Restated Credit Agreement, the borrowers will be required to make mandatory prepayments of principal on term loan borrowings (i) if the outstanding balance of the term loans plus the outstanding balance of the seasonal facilities exceeds the sum of 85% of the orderly liquidation value of the vessels owned by the borrowers, less the amount of outstanding liens against the vessels with priority over the lenders’ liens, in an amount equal to such excess, (ii) in the event of certain dispositions of assets and insurance proceeds (all subject to certain exceptions), in an amount equal to 100% of the net proceeds received by the borrowers therefrom, and (iii) in an amount equal to 100% of the net proceeds to a borrower from any issuance of a borrower’s debt or equity securities (all subject to certain exceptions).

The Fourth Amended and Restated Credit Agreement contains certain covenants, including those limiting the guarantors’, the borrowers’, and their subsidiaries’ ability to incur indebtedness, incur liens, sell or acquire assets or businesses, change the nature of their businesses, engage in transactions with related parties, make certain investments or pay dividends.  In addition, the Fourth Amended and Restated Credit Agreement requires the borrowers to maintain certain financial ratios.  Failure of the borrowers or the guarantors to comply with any of these covenants or financial ratios could result in the loans under the Fourth Amended and Restated Credit Agreement being accelerated.

The description of the Fourth Amended and Restated Credit agreement contained herein is qualified in its entirety by reference to the Fourth Amended and Restated Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Term Loan Credit Agreement

On March 11, 2014, Lower Lakes, Grand River and Black Creek, as borrowers, Rand LL Holdings Corp., Rand Finance and Black Creek Holdings, each of which is a wholly-owned subsidiary of Rand, and Rand, as guarantors, Guggenheim Corporate Funding, LLC, as agent and Lender, and certain other lenders, entered into a Term Loan Credit Agreement (the “Term Loan Credit Agreement”), which provides term loans (i) to partially repay outstanding indebtedness of borrowers under the 2012 Credit Agreement, (ii) to partially pay the acquisition and construction costs for a new vessel, (iii) pay accrued but unpaid dividends due on Rand’s Series A Convertible Preferred Stock and (iv) to provide working capital financing, funds for other general corporate purposes and funds for other permitted purposes.  The Term Loan Credit Agreement provides for (i) a US Dollar denominated term loan facility under which Lower Lakes is obligated to the Lenders in the amount of $34,200,000 (the “Second Lien CDN Term Loan”), (ii) US dollar denominated term loan facility under which Grand River and Black Creek are obligated to the Lenders in the amount of $38,300,000 (the “Second Lien US Term Loan”) and (iii) an uncommitted incremental term loan facility of up to $32,500,000.

The outstanding principal amount of the Second Lien CDN Term Loan borrowings will be repayable upon the Second Lien CDN Term Loan’s maturity on March 11, 2020.  The outstanding principal amount of the Second Lien US Term Loan borrowings will be repayable upon the Second Lien US Term Loan’s maturity on March 11, 2020.

The Second Lien CDN Term Loan and Second Lien US Term Loan will bear an interest rate per annum at borrowers’ option, equal to (i) LIBOR (as defined in the Term Loan Credit Agreement) plus 9.50% per annum, or (ii) the US Base Rate (as defined in the Term Loan Credit Agreement), plus 8.50% per annum.

Obligations under the Term Loan Credit Agreement are secured by (i) a first priority lien and security interest on all of the borrowers’ and guarantors’ assets, tangible or intangible, real, personal or mixed, existing and newly acquired, (ii) a pledge by Rand LL Holdings of all of the outstanding capital stock of the borrowers, other than Black Creek and Lower Lakes, and a pledge of 65% of the outstanding capital stock of Lower Lakes; (iii) a pledge by Black Creek Holdings of all of the outstanding capital stock of Black Creek; (iv) a pledge by Lower Lakes of all of the outstanding capital stock of LLSR and LLT17 and (v) a pledge by Rand of all of the outstanding capital stock of Rand LL Holdings, Rand Finance and Black Creek Holding.  The indebtedness of each domestic borrower under the Term Loan Credit Agreement is unconditionally guaranteed by each other domestic borrower and by the guarantors which are domestic subsidiaries, and such guaranty is secured by a lien on substantially all of the assets of each borrower and each guarantor.  Each domestic borrower also guarantees the obligations of the Canadian borrower and each Canadian guarantor guarantees the obligations of the Canadian borrower.

Under the Term Loan Credit Agreement and subject to the terms of the Intercreditor Agreement (as defined below), the borrowers will be required to make mandatory prepayments of principal on term loan borrowings (i) in the event of certain dispositions of assets and insurance proceeds (all subject to certain exceptions), in an amount equal to 100% of the net proceeds received by the borrowers therefrom, and (ii) in an amount equal to 100% of the net proceeds to a borrower from any issuance of a borrower’s debt or equity securities (all subject to certain exceptions).

The Term Loan Credit Agreement contains certain covenants, including those limiting the guarantors, the borrowers, and their subsidiaries’ ability to incur indebtedness, incur liens, sell or acquire assets or businesses, change the nature of their businesses, engage in transactions with related parties, make certain investments or pay dividends.  In addition, the Term Loan Credit Agreement requires the borrowers to maintain certain financial ratios.  Failure of the borrowers or the guarantors to comply with any of these covenants or financial ratios could result in the loans under the Term Loan Credit Agreement being accelerated.

The obligations of the borrowers and the liens of the lenders under the Term Loan Credit Agreement are subject to the terms of an Intercreditor Agreement, which is further described below under the heading “Intercreditor Agreement”.

The description of the Term Loan Credit Agreement contained herein is qualified in its entirety by reference to the Term Loan Credit Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Intercreditor Agreement

Also on March 11, 2014, Lower Lakes, LLTC, Grand River, Black Creek, LLSR, Rand, Rand LL Holdings, Rand Finance, Black Creek Holdings and LLT 17 (collectively, the “Credit Parties”), General Electric Capital Corporation, as agent for the lenders under the Fourth Amended and Restated Credit Agreement (“First Lien Lenders”) and Guggenheim Corporate Funding , LLC, as agent for the lenders under the Term Loan Credit Agreement (“Second Lien Lenders”), entered into an Intercreditor Agreement (the “Intercreditor Agreement”), pursuant to which the Second Lien Lenders have agreed to subordinate the obligations of the Credit Parties to them to the repayment of the obligations of the Credit Parties to the First Lien Lenders and have further agreed to subordinate their liens on the assets of the Credit Parties to the liens in granted in favor of the First Lien Lenders.  Absent the occurrence of an Event of Default under the Fourth Amended and Restated Credit Agreement, the Second Lien Lenders are permitted to receive regularly scheduled principal and  interest payments under the Term Loan Credit Agreement.

The description of the Intercreditor Agreement contained herein is qualified in its entirety by reference to the Intercreditor Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Memorandum of Agreement

On March 11, 2014, Lower Lakes entered into and consummated the transactions under a Memorandum of Agreement (the "Memorandum of Agreement"), dated as of the same date, with Uni-Tankers M/T “Lalandia Swan” ApS (the "Seller") pursuant to which Lower Lakes purchased the LALANDIA SWAN from the Seller for a purchase price of $7,000,000.

The description of the Memorandum of Agreement contained herein is qualified in its entirety by reference to the Memorandum of Agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set under the headings “Fourth Amended and Restated Credit Agreement,” “Term Loan Credit Agreement” and “Intercreditor Agreement” in Item 1.01 is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:

10.1
Fourth Amended and Restated Credit Agreement, dated March 11, 2014, among Lower Lakes Towing Ltd, Lower Lakes Transportation Company, Grand River Navigation Company, Inc. and Black Creek Shipping Company, Inc. as borrowers, Rand LL Holdings Corp., Rand Finance Corp., Black Creek Shipping Holding Company, Inc., Lower Lakes Ship Repair Company Ltd., Lower Lakes Towing (17) Ltd. and Rand Logistics, Inc., as guarantors, General Electric Capital Corporation, as agent and Lender, and certain other lenders.

10.2
Term Loan Credit Agreement, dated as of March 11, 2014, among Lower Lakes Towing Ltd, , Grand River Navigation Company, Inc. and Black Creek Shipping Company, Inc. as borrowers, Rand LL Holdings Corp., Rand Finance Corp., Black Creek Shipping Holding Company, Inc. and Rand Logistics, Inc., as guarantors, Guggenheim Corporate Funding, LLC, as agent and Lender, and certain other lenders.

10.3
Intercreditor Agreement, dated as of March 11, 2014, by and among General Electric Capital Corporation, in its capacity as agent for the lenders under the Fourth Amended and Restated Credit Agreement, Guggenheim Corporate Funding, LLC, in its capacity as administrative agent for the lenders under the Term Loan Credit Agreement, Lower Lakes Towing Ltd, Lower Lakes Transportation Company, Grand River Navigation Company, Inc. and Black Creek Shipping Company, Inc. as borrowers, and Rand LL Holdings Corp., Rand Finance Corp., Black Creek Shipping Holding Company, Inc., Lower Lakes Ship Repair Company Ltd., Lower Lakes Towing (17) Ltd. and Rand Logistics, Inc., as obligors.

10.4	Memorandum of Agreement, dated March 11, 2014, by and between Uni-Tankers M/T “Lalanida Swan” ApS and Lower Lakes Towing Ltd.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAND LOGISTICS, INC.

Date: March 17, 2014	By:	/s/ Joseph W. McHugh, Jr.
Name: Joseph W. McHugh, Jr.
Title: Chief Financial Officer